UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2011

Item 1.  Reports to Stockholders.

Closed-end funds

Managed High Yield Plus Fund Inc.

Annual Report
May 31, 2011

Managed High Yield Plus Fund Inc.

July 14, 2011

Dear Shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the "Fund") for the 12 months ended May 31, 2011.

Performance

Over the 12-month period, the Fund returned 21.12% on a net asset value basis, and 38.87% on a market price basis. Over the same period, the median returns for the Fund's peer group, the Lipper High Current Yield Funds (Leveraged) category were 21.64% and 29.01% on a net asset value and market price basis, respectively. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 17.90% during that time. (For more performance information, please refer to "Performance at a glance" on page 8.)

The Fund generally traded at a premium to its net asset value ("NAV") per share during the reporting period.1 As of May 31, 2011, the Fund traded at a significant premium to its NAV, as investor risk appetite was generally strong for the Fund's asset class over the fiscal year.

Managed High Yield Plus Fund Inc.

Investment goals:

Primarily, high income; secondarily, capital appreciation

Portfolio Managers:

Craig Ellinger and
Matthew Iannucci
UBS Global Asset
Management (Americas) Inc.

Commencement:

June 26, 1998

NYSE symbol:

HYF

Dividend payments:

Monthly

1  A fund trades at a premium when the market price at which its shares trade is greater than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund's securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund's peer group. The use of leverage enhanced the Fund's performance during the reporting period as the high yield market generated strong results.

An interview with Portfolio Managers Craig Ellinger and Matthew Iannucci

Q.  How would you describe the economic environment during the reporting period?

A.  Although the overall US economy expanded during the reporting period, there continued to be several areas of weakness. These included elevated unemployment levels and a weak housing market, which held back a more robust expansion.

  Looking back, gross domestic product ("GDP") growth was 1.7% during the second quarter of 2010, followed by third and fourth quarter GDP growth of 2.6% and 3.1%, respectively. The Commerce Department then reported that its most recent estimate for first quarter 2011 GDP growth was 1.8%—indicating a moderation in US growth due to tepid consumer and declining government spending.

  The economic recovery continued at a moderate pace and the Fed remained concerned about continued high unemployment and low rates of resource utilization. As a result, it maintained its highly accommodative monetary policy throughout the period. Additionally, in November 2010, the Fed launched another round of quantitative easing in an attempt to stimulate the economy. The plan, which called for the purchase of an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011, was completed on June 30.

Q.  How did the high yield market perform during the reporting period?

A.  The high yield market generated very strong results during the fiscal year. The Index posted positive returns during 11 of the 12 months

Managed High Yield Plus Fund Inc.

covered by this report, supported by overall robust investor demand given the low interest rate environment, generally better-than-expected corporate profits and declining defaults. The only setback occurred in November 2010, when investor risk aversion increased given a re-escalation of the sovereign debt crisis in Europe. However, investor risk appetite quickly resumed as the high yield market then rallied during the second half of the reporting period. Strong demand from investors for new issuance continued to provide support to the market and enabled corporations to access the debt market.

Q.  How did you position the Fund's portfolio during the reporting period, and how did this affect its performance?

A.  Overall, the Fund was positioned more aggressively relative to the Index from a credit quality and industry perspective. We felt this was appropriate given the improving fundamentals in the high yield market and typically strong investor demand. This strategy was successful, as the Fund outperformed the Index over the fiscal year.

  From a credit quality perspective, the Fund generally held an underweight to higher quality, BB-rated bonds, and an overweight to lower quality B- and CCC-rated bonds (or their unrated equivalent). This enhanced the Fund's results, as lower rated bonds outperformed their higher quality counterparts over the reporting period (BB-rated bonds returned 16.97%, B-rated bonds returned 17.65% and CCC-rated bonds returned 21.21%, as measured by the Index). At the industry level, the Fund was rewarded for having overweights to higher beta (more risk) industries, and underweights to more defensive industries (highlights follow).

Q.  What were some strategies that generated good results during the reporting period?

A.  Sector positioning was, in general, a positive contributor to performance during the fiscal year. For example, an overweight to gaming was rewarded when this sector outperformed as a result of expectations for an improving economic outlook. An overweight to financials was also beneficial as it was among the strongest performing sectors in the Index over the period. In particular, our emphasis on the

Managed High Yield Plus Fund Inc.

insurance industries boosted the Fund's results. Sector positioning in a number of other sectors, including technology, was rewarded as well. From an issue selection perspective, the Fund's holdings in the paper and packaging, building materials and utilities sectors contributed to performance.

Q.  Were there any particular strategies that didn't work well for the Fund? Why?

A.  Overall, issue selection was a modest detractor from performance during the fiscal year. In particular, issue selection in gaming was negative for results. However, this was more than offset by the positive contribution made through the overweight allocation to this area versus the Index. The Fund's holdings in the bank sector were also a slight drag on performance.

Q.  Where there any significant adjustments made to the Fund's portfolio positioning during the fiscal year?

A.  During the first half of the reporting period, we repositioned the portfolio to reduce industry and issuer concentrations in an effort to capitalize on the spread tightening in the high yield market. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

  Toward the end of the period, given the strong performance in the high yield market, we took measures to reduce the Fund's overall risk exposure. This was accomplished by paring the Fund's underweight to BB-rated credits, as well as reducing its overweight to CCC and below-rated credits. However, overall, the Fund maintained its lower quality bias versus the Index during the 12 months ended May 31, 2011. We also sought to express more risk in individual securities (rather than the broad market) by increasing allocations to names where our analysts held their strongest views.

Q.  What is your outlook for the economy and the high yield market?

A.  While we continue to anticipate moderate economic growth in the US, weak housing and high unemployment are expected to constrain consumption. In addition, geopolitical unrest and sovereign credit

Managed High Yield Plus Fund Inc.

issues in peripheral Europe continue to apply downward pressure to growth expectations. However, against this backdrop, we expect to see prolonged accommodative monetary policy by the Fed.

  Credit fundamentals remain healthy, with corporate balance sheets in good shape and liquidity readily available as high yield issuers refinance corporate debt at affordable rates. Consumer and commercial lending are also showing signs of growth. We feel that current high yield spreads are at levels that provide sufficient cushion for an increase in defaults, which remain below their historical average. We further believe that the current yield on the asset class remains attractive in an environment of modest growth, low interest rates and modest defaults. Finally, in our opinion, demand for high yield securities should remain healthy in a rising interest rate environment as investors seek excess returns. That said, the potential for periods of significant volatility remains given the recent weaker economic data and continued uncertainty regarding peripheral Europe.

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver
President
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Craig Ellinger
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Matthew Iannucci
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

Managed High Yield Plus Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2011. The views and opinions in the letter were current as of July 14, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/11

Net asset value returns	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	21.12%	(2.96)%	1.65%
Lipper High Current Yield Funds (Leveraged) median	21.64	7.94	7.74
Market price returns
Managed High Yield Plus Fund Inc.	38.87%	0.20%	2.07%
Lipper High Current Yield Funds (Leveraged) median	29.01	10.06	7.79
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index(1)	17.90%	9.27%	8.72%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The Fund's net asset value ("NAV") returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund's market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	05/31/11		11/30/10		05/31/10
Net assets (mm)	$139.5		$134.1		$127.3
Weighted average maturity	7.5	yrs	7.3	yrs	6.7	yrs
Leverage[2]	23.3%		23.2%		19.1%
Portfolio composition[3]	05/31/11		11/30/10		05/31/10
Corporate bonds	98.4%		98.0%		99.0%
Commercial mortgage-backed security	0.3		—		—
Stocks and other equity securities	0.0[4]		0.0[4]		0.0[4]
Warrants	0.0		0.0		0.0[4]
Cash equivalents	1.3		2.0		1.0
Total	100.0%		100.0%		100.0%
Credit quality[3]	05/31/11		11/30/10		05/31/10
BB & higher	32.6%		30.0%		26.0%
B	44.5		51.9		53.2
CCC & lower	19.3		14.4		19.0
Not rated	2.3		1.7		0.8
Equity	0.0[4]		0.0[4]		0.0[4]
Cash equivalents	1.3		2.0		1.0
Total	100.0%		100.0%		100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

3  Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor's Ratings Group, an independent ratings agency.

4  Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	05/31/11		11/30/10		05/31/10
CIT Group, Inc., 7.000%, due 05/01/17	2.3%	Frontier Communications, 9.000%, due 08/15/31	2.1%	Jacobs Entertainment, Inc., 9.750%, due 06/15/14	2.4%
Pokagon Gaming Authority, 10.375%, due 06/15/14	1.7	Pokagon Gaming Authority, 10.375%, due 06/15/14	1.8	Frontier Communications, 9.000%, due 08/15/31	2.1
SquareTwo Financial Corp., 11.625%, due 04/01/17	1.5	SquareTwo Financial Corp., 11.625%, due 04/01/17	1.5	Sunstate Equipment Co., 10.500%, due 04/01/13	2.0
GMAC Capital Trust I, 8.125%, due 02/15/40	1.5	Exopack Holding Corp., 11.250%, due 02/01/14	1.5	Pokagon Gaming Authority, 10.375%, due 06/15/14	2.0
Ryerson, Inc., 12.000%, due 11/01/15	1.3	Sunstate Equipment Co., 10.500%, due 04/01/13	1.3	Mobile Services/ Storage Group, 9.750%, due 08/01/14	2.0
Total	8.3%		8.2%		10.5%
Top five industries[2]	05/31/11		11/30/10		05/31/10
Gaming	9.9%	Gaming	8.8%	Gaming	11.4%
Consumer/ commercial/ lease financing	5.1	Telecom-integrated/ services	6.1	Support-services	7.5
Banking	4.6	Energy-exploration & production	4.5	Telecom-integrated/ services	4.9
Energy-exploration & production	4.5	Building materials	4.4	Health facilities	4.4
Telecom-integrated/ services	4.4	Telecom-wireless	4.0	Energy-exploration & production	4.3
Total	28.5%		27.8%		32.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—125.10%
Aerospace/defense—0.56%
BE Aerospace, Inc.[2] 6.875%, due 10/01/20	275,000	$290,125
DAE Aviation Holdings, Inc. 11.250%, due 08/01/15[2,3]	400,000	420,500
DynCorp International, Inc. 10.375%, due 07/01/17[2,3]	70,000	74,200
		784,825
Airlines—1.79%
Delta Air Lines, Inc. 12.250%, due 03/15/15[2,3,4]	250,000	280,313
Global Aviation Holdings, Inc. 14.000%, due 08/15/13	1,775,000	1,739,500
United Air Lines, Inc. 9.875%, due 08/01/13[2,3]	450,000	480,375
		2,500,188
Auto loans—1.78%
Ford Motor Credit Co. LLC 8.700%, due 10/01/14[2]	500,000	570,605
12.000%, due 05/15/15[2]	1,500,000	1,917,066
		2,487,671
Auto parts & equipment—1.80%
Allison Transmission, Inc. 11.000%, due 11/01/152.3	500,000	537,500
ArvinMeritor, Inc. 10.625%, due 03/15/18[2]	275,000	312,125
Goodyear Tire & Rubber 10.500%, due 05/15/16[2]	835,000	945,637
Pinafore LLC/Pinafore, Inc. 9.000%, due 10/01/18[2,3]	565,000	620,087
Tenneco, Inc. 7.750%, due 08/15/18[2]	85,000	89,888
		2,505,237

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Automakers—1.28%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.000%, due 06/15/19[2,3]		690,000	$688,275
Ford Motor Co. 7.450%, due 07/16/31[2]		750,000	851,615
Navistar International Corp. 8.250%, due 11/01/21[2]		225,000	247,219
			1,787,109
Banking—5.82%
Ally Financial, Inc. 8.300%, due 02/12/15[2]		325,000	362,375
Bank of America Corp., Series K 8.000%, due 01/30/18[2,5,6]		525,000	564,191
Bank of Ireland 4.625%, due 04/08/13[2]	EUR	550,000	690,588
BankAmerica Capital II 8.000%, due 12/15/26[2]		550,000	564,438
Citigroup Capital XXI 8.300%, due 12/21/57[2,6]		1,250,000	1,284,375
	Number of units
GMAC Capital Trust I 8.125%, due 02/15/40[2,7]		100,000	2,627,000
	Face amount[1]
HBOS Capital Funding LP 6.071%, due 06/30/14[3,5,6]		465,000	418,500
HT1 Funding GmbH 6.352%, due 06/30/17[2,5,6]	EUR	675,000	840,254
Lloyds TSB Bank PLC 6.900%, due 08/22/11[2]		850,000	767,422
			8,119,143

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Brokerage—0.76%
E*Trade Financial Corp. 7.875%, due 12/01/15[2]	450,000	$464,063
12.500%, due 11/30/17[8]	500,000	601,250
		1,065,313
Building & construction—1.28%
K. Hovnanian Enterprises, Inc. 10.625%, due 10/15/16[2]	450,000	452,250
Ryland Group, Inc. 6.625%, due 05/01/20[2]	475,000	461,344
Standard Pacific Corp. 10.750%, due 09/15/16[2]	375,000	433,125
Toll Brothers Finance Corp. 8.910%, due 10/15/17[2]	365,000	434,526
		1,781,245
Building materials—1.53%
Cemex Espana Luxembourg 9.250%, due 05/12/20[2,3]	525,000	537,469
Cemex Finance LLC 9.500%, due 12/14/16[2,3]	700,000	748,125
Roofing Supply Group LLC/Roofing Supply Finance, Inc. 8.625%, due 12/01/17[2,3]	500,000	511,250
USG Corp. 8.375%, due 10/15/18[2,3]	100,000	103,000
9.750%, due 08/01/14[2,3]	225,000	241,875
		2,141,719
Chemicals—2.68%
Celanese US Holdings LLC 6.625%, due 10/15/18[2]	280,000	295,050
Georgia Gulf Corp. 9.000%, due 01/15/17[2,3]	385,000	423,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18[2]	300,000	322,125
Ineos Group Holdings PLC 8.500%, due 02/15/16[2,3]	700,000	720,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Lyondell Chemical Co. 11.000%, due 05/01/18[2]	400,000	$450,500
Nalco Co. 6.625%, due 01/15/19[2,3]	400,000	415,500
Nova Chemicals Corp. 8.625%, due 11/01/19[2]	980,000	1,109,850
		3,736,650
Computer hardware—0.79%
Seagate HDD Cayman 7.750%, due 12/15/18[3]	1,050,000	1,105,125
Consumer products—0.16%
Libbey Glass, Inc. 10.000%, due 02/15/15[2]	203,000	221,270
Consumer/commercial/lease financing—6.43%
CIT Group, Inc. 7.000%, due 05/01/15[2]	700,000	705,250
7.000%, due 05/01/17[2]	4,000,000	4,015,000
ILFC E-Capital Trust I 5.970%, due 12/21/65[2,3,6]	700,000	588,119
International Lease Finance Corp. 8.625%, due 09/15/15[2,4]	625,000	692,969
8.750%, due 03/15/17[2,4]	230,000	260,475
SquareTwo Financial Corp. 11.625%, due 04/01/17[2]	2,625,000	2,707,031
		8,968,844
Department stores—1.03%
Bon-Ton Department Stores, Inc. 10.250%, due 03/15/14[2]	905,000	920,838
JC Penney Corp., Inc. 7.125%, due 11/15/23[2]	500,000	518,750
		1,439,588
Discount store—0.32%
Dollar General Corp. 10.625%, due 07/15/15[2]	417,000	443,063

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Diversified capital goods—1.59%
Amsted Industries, Inc. 8.125%, due 03/15/18[2,3]	200,000	$212,000
Belden, Inc. 9.250%, due 06/15/19[2]	1,000,000	1,118,750
RBS Global, Inc./Rexnord LLC 8.500%, due 05/01/18[2]	265,000	287,525
SPX Corp. 7.625%, due 12/15/14[2]	475,000	529,625
Trimas Corp. 9.750%, due 12/15/17[2]	60,000	66,675
		2,214,575
Electric-generation—5.10%
Calpine Corp. 7.500%, due 02/15/21[2,3]	700,000	728,000
7.875%, due 07/31/20[2,3]	1,175,000	1,245,500
Dynegy Holdings, Inc. 7.500%, due 06/01/15[2]	275,000	231,688
8.375%, due 05/01/16[2]	350,000	289,625
Energy Future Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20	467,000	507,936
Energy Future Holdings Corp., Series P 5.550%, due 11/15/14[2]	210,000	177,450
GenOn Energy, Inc. 9.500%, due 10/15/18[2]	250,000	263,125
9.875%, due 10/15/20[2]	750,000	789,375
Mirant Americas Generation LLC 9.125%, due 05/01/31[2]	360,000	367,200
NRG Energy, Inc. 8.500%, due 06/15/19[2]	2,000,000	2,070,000
Texas Competitive Electric Holdings Co. LLC, Series A 10.250%, due 11/01/15[2,4]	710,000	452,625
		7,122,524

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Electric-integrated—1.00%
AES Corp. 8.000%, due 06/01/20[2]	950,000	$1,028,375
North American Energy 10.875%, due 06/01/16[2,3]	325,000	365,625
		1,394,000
Electronics—2.47%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17[2]	220,000	232,650
Freescale Semiconductor, Inc. 9.125%, due 12/15/14[2,8]	425,000	444,125
9.250%, due 04/15/18[2,3]	375,000	418,125
10.125%, due 03/15/18[2,3]	250,000	284,687
Jabil Circuit, Inc. 8.250%, due 03/15/18[2]	280,000	322,700
KEMET Corp. 10.500%, due 05/01/18[2]	175,000	197,313
NXP BV/NXP Funding LLC 9.500%, due 10/15/15[2]	380,000	406,600
9.750%, due 08/01/18[2,3]	300,000	346,500
Sanmina-SCI Corp. 7.000%, due 05/15/19[2,3]	575,000	559,906
8.125%, due 03/01/16[2]	222,000	230,325
		3,442,931
Energy-exploration & production—5.77%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625%, due 10/15/18[2,3]	500,000	511,250
ATP Oil & Gas Corp. 11.875%, due 05/01/15[2]	250,000	260,000
Berry Petroleum Co. 6.750%, due 11/01/20[2]	250,000	258,125
Brigham Exploration Co. 6.875%, due 06/01/19[2,3]	90,000	90,450
Chesapeake Energy Corp. 9.500%, due 02/15/15[2]	975,000	1,150,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Comstock Resources, Inc. 8.375%, due 10/15/17[2]	170,000	$178,500
Connacher Oil and Gas Ltd. 8.500%, due 08/01/19[2,3]	415,000	409,812
Denbury Resources, Inc. 8.250%, due 02/15/20[2]	224,000	247,520
9.750%, due 03/01/16[2]	500,000	562,500
Encore Acquisition Co. 9.500%, due 05/01/16[2]	200,000	224,500
Hilcorp Energy I 8.000%, due 02/15/20[2,3]	300,000	319,500
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, due 05/15/19[2,3]	125,000	125,000
7.750%, due 02/01/21[2,3]	340,000	358,700
8.625%, due 04/15/20[2]	225,000	246,375
PetroHawk Energy Corp. 7.875%, due 06/01/15[2]	230,000	242,650
10.500%, due 08/01/14[2]	600,000	681,000
Quicksilver Resources, Inc. 7.125%, due 04/01/16[2]	250,000	246,250
11.750%, due 01/01/16[2]	750,000	870,000
SandRidge Energy, Inc. 7.500%, due 03/15/21[2,3]	200,000	207,000
8.750%, due 01/15/20[2]	300,000	326,250
Swift Energy Co. 8.875%, due 01/15/20[2]	250,000	273,750
Whiting Petroleum Corp. 6.500%, due 10/01/18[2]	250,000	260,000
		8,049,632
Environmental—0.22%
Casella Waste Systems, Inc. 11.000%, due 07/15/14[2]	225,000	254,250
Darling International, Inc. 8.500%, due 12/15/18[2,3]	50,000	54,500
		308,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Food & drug retailers—0.76%
Ingles Markets, Inc. 8.875%, due 05/15/17[2]	400,000	$431,500
Rite Aid Corp. 10.375%, due 07/15/16[2]	580,000	623,500
		1,055,000
Food-wholesale—2.57%
Land O'Lakes Capital Trust I 7.450%, due 03/15/28[2,3]	650,000	621,562
Michael Foods, Inc. 9.750%, due 07/15/18[2,3]	450,000	495,000
Pinnacle Foods Finance LLC 10.625%, due 04/01/17[2]	500,000	536,250
Smithfield Foods, Inc. 10.000%, due 07/15/14[2]	161,000	188,370
Tyson Foods, Inc. 10.500%, due 03/01/14[2]	500,000	601,875
US Foodservice 8.500%, due 06/30/19[2,3]	300,000	302,250
Viskase Cos., Inc. 9.875%, due 01/15/18[2,3]	800,000	839,000
		3,584,307
Forestry/paper—3.47%
Boise Cascade LLC 7.125%, due 10/15/14[2]	500,000	495,000
Boise Paper Holdings LLC 9.000%, due 11/01/17[2]	95,000	105,806
Clearwater Paper Corp. 7.125%, due 11/01/18[2,3]	195,000	202,800
Domtar Corp. 10.750%, due 06/01/17[2]	225,000	289,125
Georgia-Pacific LLC 8.250%, due 05/01/16[2,3]	610,000	692,350
8.875%, due 05/15/31[2]	825,000	1,057,031
Longview Fibre Paper & Packaging, Inc. 8.000%, due 06/01/16[2,3]	75,000	76,125

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Forestry/paper—(concluded)
Mercer International, Inc. 9.500%, due 12/01/17[2]	300,000	$328,875
PE Paper Escrow GmbH 12.000%, due 08/01/14[2,3]	500,000	576,250
Sino-Forest Corp. 6.250%, due 10/21/17[2,3]	175,000	162,750
Verso Paper Holdings LLC 11.500%, due 07/01/14[2]	450,000	488,250
Weyerhaeuser Co. 7.375%, due 03/15/32[2]	325,000	362,788
		4,837,150
Gaming—12.55%
Boyd Gaming Corp. 9.125%, due 12/01/18[2,3]	1,100,000	1,139,875
Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/15[2]	225,000	193,500
10.000%, due 12/15/15[2]	430,000	439,137
10.000%, due 12/15/18	1,400,000	1,295,000
11.250%, due 06/01/17[2]	1,600,000	1,800,000
FireKeepers Development Authority 13.875%, due 05/01/15[2,3]	1,825,000	2,139,812
Jacobs Entertainment, Inc. 9.750%, due 06/15/14[2]	285,000	290,700
Marina District Finance Co., Inc. 9.500%, due 10/15/15[2,3]	1,200,000	1,255,500
MGM Resorts International 10.000%, due 11/01/16[2,3]	1,575,000	1,708,875
11.125%, due 11/15/17[2]	650,000	754,000
13.000%, due 11/15/13[2]	1,075,000	1,296,719
Peninsula Gaming LLC 8.375%, due 08/15/15[2]	125,000	133,750
Pokagon Gaming Authority 10.375%, due 06/15/14[2,3]	2,983,000	3,061,304
Scientific Games Corp. 8.125%, due 09/15/18[2,3]	100,000	105,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gaming—(concluded)
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15[2,3]	985,000	$714,125
Yonkers Racing Corp. 11.375%, due 07/15/16[2,3]	1,080,000	1,189,350
		17,517,397
Gas distribution—1.51%
Crosstex Energy LP 8.875%, due 02/15/18[2]	450,000	488,250
El Paso Corp. MTN 7.750%, due 01/15/32[2]	375,000	456,781
Energy Transfer Equity LP 7.500%, due 10/15/20[2]	75,000	81,750
Inergy LP/Inergy Finance 7.000%, due 10/01/18[2,3]	500,000	515,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, due 03/15/18[2]	525,000	564,375
		2,106,156
Health facilities—2.60%
Accellent, Inc. 8.375%, due 02/01/17[2]	400,000	426,000
Apria Healthcare Group, Inc. 11.250%, due 11/01/14[2]	400,000	422,500
Biomet, Inc. 10.000%, due 10/15/17[2]	625,000	690,625
Capella Healthcare, Inc. 9.250%, due 07/01/17[2,3]	90,000	97,200
Community Health Systems 8.875%, due 07/15/15[2]	495,000	511,087
Gentiva Health Services, Inc. 11.500%, due 09/01/18[2]	100,000	112,625
HCA Holdings, Inc. 7.750%, due 05/15/21[2,3]	425,000	444,656
Radiation Therapy Services, Inc. 9.875%, due 04/15/17[2]	200,000	202,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Health facilities—(concluded)
Tenet Healthcare Corp. 6.875%, due 11/15/31[2]	450,000	$378,000
US Oncology, Inc. 9.125%, due 08/15/17[2,9]	250,000	4,375
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc 8.000%, due 02/01/18[2]	325,000	338,813
		3,628,631
Health services—0.80%
AMGH Merger Sub, Inc. 9.250%, due 11/01/18[2,3]	300,000	322,125
Prospect Medical Holdings, Inc. 12.750%, due 07/15/14[2]	700,000	787,500
		1,109,625
Hotels—0.37%
Hilton Worldwide, Inc. 4.761%, due 11/15/13[2,3,6]	250,000	246,250
Host Hotels & Resorts LP 9.000%, due 05/15/17[2]	235,000	265,550
		511,800
Household & leisure products—0.43%
ACCO Brands Corp. 10.625%, due 03/15/15[2]	100,000	112,250
Sealy Mattress Co. 10.875%, due 04/15/16[2,3]	436,000	489,410
		601,660
Investments & miscellaneous financial services—0.15%
Icahn Enterprises LP 8.000%, due 01/15/18[2]	200,000	206,000
Leisure—1.93%
Diamond Resorts Corp. 12.000%, due 08/15/18[2,3]	1,600,000	1,724,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Leisure—(concluded)
Royal Caribbean Cruises Ltd. 7.500%, due 10/15/27	950,000	$964,250
		2,688,250
Life insurance—1.49%
American General Institutional Capital A 7.570%, due 12/01/45[2,3]	1,000,000	1,060,000
Lincoln National Corp. 7.000%, due 05/17/66[2,6]	1,000,000	1,025,000
		2,085,000
Machinery—0.97%
Case New Holland, Inc. 7.875%, due 12/01/17[2,3]	515,000	572,937
CPM Holdings, Inc. 10.875%, due 09/01/14[2,3,4]	250,000	272,500
Manitowoc Co., Inc. 8.500%, due 11/01/20[2]	465,000	505,688
		1,351,125
Managed care—0.91%
Multiplan, Inc. 9.875%, due 09/01/18[2,3]	1,175,000	1,269,000
Media-broadcast—1.76%
Clear Channel Communications, Inc. 5.500%, due 09/15/14[2]	300,000	275,250
10.750%, due 08/01/16[2]	950,000	912,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, due 04/15/17[2]	250,000	271,250
Salem Communications Corp. 9.625%, due 12/15/16[2]	81,000	86,873
Sinclair Television Group 9.250%, due 11/01/17[2,3]	100,000	111,750
Univision Communications, Inc. 7.875%, due 11/01/20[2,3]	60,000	63,600
8.500%, due 05/15/21[2,3]	400,000	412,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Media-broadcast—(concluded)
XM Satellite Radio, Inc. 13.000%, due 08/01/13[2,3]	275,000	$327,250
		2,459,973
Media-cable—2.56%
Cablevision Systems Corp. 8.625%, due 09/15/17[2]	690,000	777,975
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 8.625%, due 11/15/17[2,3]	100,000	106,250
CSC Holdings LLC 8.625%, due 02/15/19[2]	200,000	230,500
DISH DBS Corp. 7.750%, due 05/31/15[2]	665,000	724,850
7.875%, due 09/01/19[2]	500,000	544,375
Insight Communications Co., Inc. 9.375%, due 07/15/18[2,3]	85,000	95,200
Virgin Media Finance PLC 9.125%, due 08/15/16[2]	500,000	527,500
9.500%, due 08/15/16[2]	500,000	571,250
		3,577,900
Media-diversified—0.38%
Entravision Communications Corp. 8.750%, due 08/01/17[2]	500,000	531,250
Media-services—0.87%
Clear Channel Worldwide Holdings, Inc., Series B 9.250%, due 12/15/17[2]	195,000	212,937
Nielsen Finance LLC 7.750%, due 10/15/18[2,3]	50,000	53,625
11.625%, due 02/01/14[2]	81,000	95,378
WMG Acquisition Corp. 9.500%, due 06/15/16[2]	800,000	849,000
		1,210,940

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Metals/mining excluding steel—1.12%
Consol Energy, Inc. 8.000%, due 04/01/17[2]	375,000	$410,625
Mirabela Nickel Ltd. 8.750%, due 04/15/18[2,3]	250,000	251,875
Murray Energy Corp. 10.250%, due 10/15/15[2,3]	635,000	684,213
Patriot Coal Corp. 8.250%, due 04/30/18[2]	200,000	212,250
		1,558,963
Multi-line insurance—1.78%
American International Group, Inc. 6.250%, due 03/15/37[2]	375,000	346,875
8.175%, due 05/15/58[2,6]	345,000	379,500
Glen Meadow Pass Through Trust 6.505%, due 02/12/67[2,3,6]	250,000	229,687
Hartford Financial Services Group 8.125%, due 06/15/38[2,6]	850,000	952,000
ING Capital Funding Trust III 3.907%, due 09/30/11[2,5,6]	600,000	578,971
		2,487,033
Oil field equipment & services—3.22%
Aquilex Holdings/Aquilex Finance Corp. 11.125%, due 12/15/16[2]	100,000	98,500
CHC Helicopter SA 9.250%, due 10/15/20[2,3]	650,000	630,500
Expro Finance Luxembourg 8.500%, due 12/15/16[2,3]	1,465,000	1,428,375
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[2,3]	730,000	773,800
Key Energy Services, Inc. 6.750%, due 03/01/21[2]	300,000	303,750
McJunkin Red Man Corp. 9.500%, due 12/15/16[2,3]	860,000	885,800

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Trinidad Drilling Ltd. 7.875%, due 01/15/19[2,3]	350,000	$369,250
		4,489,975
Oil refining & marketing—0.41%
Tesoro Corp. 9.750%, due 06/01/19[2]	500,000	567,500
Packaging—2.80%
Ardagh Packaging Finance PLC 7.375%, due 10/15/17[2,3]	275,000	293,562
Berry Plastics Corp. 8.250%, due 11/15/15[2]	225,000	241,313
9.500%, due 05/15/18[2]	1,050,000	1,068,375
Graham Packaging Co. LP 8.250%, due 10/01/18[2]	75,000	81,750
Graphic Packaging International, Inc. 7.875%, due 10/01/18[2]	185,000	201,650
9.500%, due 06/15/17[2]	305,000	340,075
Reynolds Group Issuer, Inc. 8.750%, due 05/15/18[2,3,4]	700,000	728,000
Solo Cup Co. 8.500%, due 02/15/14[2]	180,000	165,150
Solo Cup/Solo Cup Operating Corp. 10.500%, due 11/01/13[2]	750,000	781,875
		3,901,750
Personal & casualty—0.85%
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[2,3,6]	520,000	704,600
XL Group PLC, Series E 6.500%, due 04/15/17[2,5,6]	515,000	486,031
		1,190,631
Pharmaceuticals—0.79%
ConvaTec Healthcare E SA 10.500%, due 12/15/18[2,3]	700,000	756,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Mylan, Inc. 7.625%, due 07/15/17[2,3]	320,000	$352,400
		1,108,400
Printing & publishing—2.02%
Cengage Learning Acquisitions, Inc. 10.500%, due 01/15/15[2,3,4]	450,000	427,500
13.250%, due 07/15/15[2,3,4]	330,000	313,500
Gannett Co., Inc. 9.375%, due 11/15/17[2]	300,000	336,750
Harland Clarke Holdings 9.500%, due 05/15/15[2]	1,250,000	1,187,500
McClatchy Co. 11.500%, due 02/15/17[2]	500,000	547,500
		2,812,750
Real estate development & management—1.09%
CB Richard Ellis Services, Inc. 11.625%, due 06/15/17[2]	400,000	472,000
Realogy Corp. 10.500%, due 04/15/14[2]	1,025,000	1,050,625
		1,522,625
Real estate investment trusts—1.32%
Developers Diversified Realty Corp. 9.625%, due 03/15/16[2]	600,000	738,176
DuPont Fabros Technology LP 8.500%, due 12/15/17[2]	1,000,000	1,101,250
		1,839,426
Restaurants—0.47%
Landry's Restaurants, Inc. 11.625%, due 12/01/15[2]	600,000	651,000
Software/services—3.70%
Aspect Software, Inc. 10.625%, due 05/07/17[2]	110,000	118,800
Ceridian Corp. 11.250%, due 11/15/15[2,4]	885,000	917,081

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Software/services—(concluded)
Eagle Parent, Inc. 8.625%, due 05/01/19[2,3]		75,000	$75,844
First Data Corp. 9.875%, due 09/24/15[2]		525,000	541,250
11.250%, due 03/31/16[2]		700,000	701,750
MedAssets, Inc. 8.000%, due 11/15/18[2,3]		600,000	618,750
Sungard Data Systems, Inc. 10.250%, due 08/15/15[2]		1,700,000	1,768,000
Unisys Corp. 12.750%, due 10/15/14[2,3]		359,000	424,069
			5,165,544
Specialty retail—4.74%
Burlington Coat Factory 10.000%, due 02/15/19[2,3]		925,000	927,312
Claire's Stores, Inc. 9.625%, due 06/01/15[2,8]		600,000	567,375
10.500%, due 06/01/17		600,000	589,500
Edcon Proprietary Ltd. 4.423%, due 06/15/14[6]	EUR	500,000	633,204
Limited Brands, Inc. 7.600%, due 07/15/37[2]		450,000	444,375
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[2,3]		350,000	375,375
QVC, Inc. 7.500%, due 10/01/19[2,3]		425,000	457,938
Susser Holdings/Susser Finance Corp. 8.500%, due 05/15/16[2]		100,000	108,000
Toys R Us Property Co. II LLC 8.500%, due 12/01/17[2]		1,285,000	1,376,556
Yankee Acquisition Corp., Series B 9.750%, due 02/15/17[2]		330,000	350,625
YCC Holdings LLC/Yankee Finance, Inc. 10.250%, due 02/15/16[2,3,8]		760,000	782,800
			6,613,060

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Steel producers/products—2.80%
AK Steel Corp. 7.625%, due 05/15/20[2]	320,000	$332,800
APERAM 7.750%, due 04/01/18[2,3]	225,000	232,312
Evraz Group SA 9.500%, due 04/24/18[2,3]	425,000	492,571
JMC Steel Group 8.250%, due 03/15/18[2,3]	200,000	206,500
Ryerson, Inc. 12.000%, due 11/01/15[2,4]	2,150,000	2,316,625
Severstal Columbus LLC 10.250%, due 02/15/18[2]	300,000	333,000
		3,913,808
Support-services—4.20%
Aramark Corp. 8.500%, due 02/01/15[2]	1,100,000	1,144,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.750%, due 05/15/16[2,4]	250,000	257,188
9.625%, due 03/15/18[2]	250,000	274,375
FTI Consulting, Inc. 6.750%, due 10/01/20[2,3]	175,000	178,500
Hertz Corp. 7.375%, due 01/15/21[2,3]	500,000	517,500
Interactive Data Corp. 10.250%, due 08/01/18[2,3]	45,000	50,175
Iron Mountain, Inc. 8.000%, due 06/15/20[2]	150,000	158,250
8.375%, due 08/15/21[2]	525,000	561,750
Reliance Intermediate Holdings LP 9.500%, due 12/15/19[2,3]	700,000	776,125
The Geo Group, Inc. 7.750%, due 10/15/17[2]	500,000	536,250
United Rentals North America, Inc. 10.875%, due 06/15/16[2]	225,000	257,906

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Support-services—(concluded)
West Corp. 7.875%, due 01/15/19[2,3]	550,000	$560,313
11.000%, due 10/15/16[2]	550,000	590,562
		5,862,894
Telecom-integrated/services—5.61%
Cincinnati Bell, Inc. 7.000%, due 02/15/15[2]	350,000	355,250
Equinix, Inc. 8.125%, due 03/01/18[2]	710,000	766,800
Frontier Communications Corp. 7.875%, due 04/15/15[2]	350,000	380,625
8.250%, due 04/15/17[2]	120,000	131,700
8.500%, due 04/15/20[2]	120,000	131,550
9.000%, due 08/15/31[2]	570,000	594,937
Global Crossing UK Finance PLC 10.750%, due 12/15/14[2]	500,000	523,750
Intelsat Jackson Holdings Ltd. 11.250%, due 06/15/16[2]	1,425,000	1,510,500
Intelsat Luxembourg Ltd. 11.250%, due 02/04/17[2]	500,000	540,000
Level 3 Financing, Inc. 9.250%, due 11/01/14[2]	720,000	741,600
10.000%, due 02/01/18[2]	150,000	162,375
PAETEC Escrow Corp. 9.875%, due 12/01/18[2,3]	750,000	804,375
Qwest Communications International, Inc. 7.125%, due 04/01/18[2]	25,000	27,094
Series B 7.500%, due 02/15/14[2]	600,000	608,250
Windstream Corp. 8.125%, due 09/01/18[2]	500,000	545,625
		7,824,431

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-wireless—4.62%
Clearwire Communications LLC/Finance 12.000%, due 12/01/15[2,3]	1,260,000	$1,376,662
Cricket Communications, Inc. 7.750%, due 05/15/16[2]	400,000	425,000
10.000%, due 07/15/15[2]	205,000	223,194
EH Holding Corp. 6.500%, due 06/15/19[2,3]	75,000	75,844
7.625%, due 06/15/21[2,3]	75,000	76,687
Nextel Communications, Series D 7.375%, due 08/01/15[2]	675,000	679,219
Sprint Capital Corp. 6.875%, due 11/15/28[2]	175,000	169,750
8.750%, due 03/15/32[2]	705,000	778,144
Sprint Nextel Corp. 8.375%, due 08/15/17[2]	800,000	902,000
Wind Acquisition Finance SA 11.750%, due 07/15/17[2,3]	1,500,000	1,743,750
		6,450,250
Telecommunications equipment—0.51%
CDW LLC/CDW Finance Corp. 12.535%, due 10/12/17[2]	650,000	711,750
Theaters & entertainment—0.96%
AMC Entertainment, Inc. 8.750%, due 06/01/19[2]	600,000	644,250
Production Resource Group, Inc. 8.875%, due 05/01/19[2,3]	125,000	127,500
Regal Entertainment Group 9.125%, due 08/15/18[2]	535,000	568,438
		1,340,188
Transportation excluding air/rail—1.85%
CMA CGM SA 8.500%, due 04/15/17[2,3]	700,000	637,000
Marquette Transportation Co./Marquette Transportation Finance Corp. 10.875%, due 01/15/17[2]	500,000	517,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Face amount[1]	Value
Corporate bonds—(concluded)
Transportation excluding air/rail—(concluded)
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625%, due 11/01/17	960,000	$981,600
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. 8.875%, due 11/01/17	415,000	445,087
		2,581,187
Total corporate bonds (cost—$163,757,080)		174,543,731
Commercial mortgage-backed security—0.31%
CWCapital COBALT, Series 2007-C3, Class AJ 5.815%, due 05/15/46[2,6] (cost—$455,587)	525,000	436,527
	Number of shares
Common stocks*—0.03%
Energy-exploration & production—0.00%
Orion Refining Corp.[10,11]	1,253	0
Investments & miscellaneous financial services—0.00%
NCI Holdings, Inc.[10,11]	5,456	0
Media-cable—0.01%
Knology, Inc.[2]	693	10,818
XO Holdings, Inc.[2]	1,052	757
		11,575
Restaurants—0.00%
American Restaurant Group, Inc.[10,11]	129	0
Buffets Restaurants Holdings, Inc.[10,11]	8,602	0
		0
Telecom-wireless—0.02%
American Tower Corp., Class A2	636	35,285
Total common stocks (cost—$7,255,416)		46,860

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Security description	Number of warrants/units	Value
Other equity security*—0.00%
Media-cable—0.00%
Adelphia Contingent Value Vehicle[11,12] (cost—$0)	2,000,000	$0
Warrants*—0.00%
Restaurants—0.00%
Buffets Restaurant Holdings, Inc., strike @ $22.71, expires 04/28/14[10,11] (cost—$0)	3,800	0
	Face amount[1]
Repurchase agreement—1.68%
Repurchase agreement dated 05/31/11 with State Street Bank & Trust Co., 0.010% due 06/01/11, collateralized by $2,297,695 US Treasury Notes, 1.000% to 3.125% due 04/30/12 to 04/30/17; (value—$2,387,823); proceeds: $2,341,001 (cost—$2,341,000)	2,341,000	2,341,000
Total investments (cost—$173,809,083)—127.12%		177,368,118
Liabilities in excess of other assets—(27.12)%		(37,837,947)
Net assets—100.00%		$139,530,171

Aggregate cost for federal income tax purposes was $174,189,450; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,962,604
Gross unrealized depreciation	(7,783,936)
Net unrealized appreciation	$3,178,668

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 34.

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Entire or partial amount pledged as collateral for bank loan.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 42.26% of net assets as of May 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Step bond that converts to the noted fixed rate at a designated future date.

5  Perpetual bond security. The maturity date reflects next call date.

6  Variable or floating rate security. The interest rate shown is the current rate as of May 31, 2011 and changes periodically.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

7  Represents a preferred security which trades as a bond. Coupon is variable and may periodically change. Security pays income on a quarterly basis.

8  Payment-in-kind security for which part of the income earned may be paid as additional principal.

9  Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.

10  Illiquid securities representing 0.00% of net assets as of May 31, 2011.

11  Security is being fair valued by a valuation committee under the direction of the board of directors.

12  Represents contingent value vehicle ("CVV") obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia's third party lenders, accountants, and other parties.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	EUR	585,000	USD	829,016	06/20/11	$(12,515)
Morgan Stanley & Co., Inc.	EUR	890,000	USD	1,281,265	06/20/11	985
						$(11,530)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)[12]	Total
Corporate bonds	$—	$174,543,731	$—	$174,543,731
Commercial mortgage- backed security	—	436,527	—	436,527
Common stocks	46,860	—	0	46,860
Other equity security	—	—	0	0
Warrants	—	—	0	0
Repurchase agreement	—	2,341,000	—	2,341,000
Forward foreign currency contracts, net	—	(11,530)	—	(11,530)
Total	$46,860	$177,309,728	$0	$177,356,588

At May 31, 2011, there were no transfers between Level 1 and Level 2.

12  Securities categorized as Level 3 have values of $0.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

The following is a rollforward of the Fund's investments that were valued using unobservable inputs (Level 3) for the year ended May 31, 2011:

	Corporate bonds	Common stocks	Other equity security	Warrants	Total
Beginning balance	$0	$0	$0	$0	$0
Accrued discounts/ (premiums)	(6,575)	—	—	—	(6,575)
Total realized gain/(loss)	(975,000)	(953,450)	—	—	(1,928,450)
Net change in unrealized appreciation/depreciation	981,575	953,450	—	—	1,935,025
Ending balance	$—	$0	$0	$0	$0

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at May 31, 2011 was $0.

Portfolio acronyms

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

Currency abbreviations

EUR  Euro

USD  United States Dollar

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2011

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	87.2%
Luxembourg	3.8
Canada	1.9
United Kingdom	1.8
Ireland	0.8
Marshall Islands	0.8
Cayman Islands	0.6
Liberia	0.5
Germany	0.5
Netherlands	0.4
France	0.4
South Africa	0.4
Austria	0.3
Spain	0.3
Jersey	0.2
Australia	0.1
Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2011

Assets:
Investments in securities, at value (cost—$173,809,083)	$177,368,118
Cash	912,640
Foreign currency, at value (cost—$57,141)	57,701
Receivable for interest	4,093,515
Unrealized appreciation on forward foreign currency contracts	985
Receivable for foreign tax reclaims	3,348
Other assets	53,000
Total assets	182,489,307
Liabilities:
Payable for bank loan	42,500,000
Payable for investments purchased	150,000
Payable to investment manager and administrator	84,780
Payable for interest on bank loan	63,881
Unrealized depreciation on forward foreign currency contracts	12,515
Accrued expenses and other liabilities	147,960
Total liabilities	42,959,136
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 61,887,292 shares issued and outstanding	$387,318,555
Accumulated undistributed net investment income	847,351
Accumulated net realized loss	(252,184,133)
Net unrealized appreciation	3,548,398
Net assets	$139,530,171
Net asset value per share	$2.25

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the year ended May 31, 2011
Investment income:
Interest and other income	$16,313,033
Expenses:
Investment management and administration fees	1,225,914
Interest expense, loan commitment and other loan fees	751,199
Professional fees	157,823
Reports and notices to shareholders	105,050
Custody and accounting fees	47,825
Stock exchange listing fees	42,227
Excise tax expense	35,550
Directors' fees	18,305
Transfer agency fees	11,144
Insurance fees	3,513
Other expenses	24,410
2,422,960
Less: Fee waivers by investment manager and administrator	(262,696)
Net expenses	2,160,264
Net investment income	14,152,769
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	3,617,158
Forward foreign currency contracts	(66,516)
Foreign currency transactions	8,234
Net realized gain	3,558,876
Net change in unrealized appreciation/depreciation of:
Investments	8,358,612
Forward foreign currency contracts	(11,530)
Other assets and liabilities denominated in foreign currency	893
Net change in unrealized appreciation/depreciation	8,347,975
Net realized and unrealized gain from investment activities	11,906,851
Net increase in net assets resulting from operations	$26,059,620

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,
	2011	2010
From operations:
Net investment income	$14,152,769	$14,683,712
Net realized gain (loss)	3,558,876	(15,133,245)
Net change in unrealized appreciation/depreciation	8,347,975	37,179,583
Net increase in net assets resulting from operations	26,059,620	36,730,050
Dividends to shareholders from:
Net investment income	(14,739,919)	(13,709,317)
Capital stock transactions:
Proceeds from shares issued through dividends reinvested	896,977	370,450
Net increase in net assets	12,216,678	23,391,183
Net assets:
Beginning of year	127,313,493	103,922,310
End of year	$139,530,171	$127,313,493
Accumulated undistributed net investment income	$847,351	$1,390,717

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the year ended May 31, 2011
Cash flows provided from (used for) operating activities:
Interest received	$16,265,090
Operating expenses paid	(1,374,422)
Purchase of short-term portfolio investments, net	(782,000)
Purchase of long-term portfolio investments	(119,618,328)
Sale of long-term portfolio investments	108,545,237
Cost of forward foreign currency exchange transactions, net	(58,282)
Net cash provided from operating activities	2,977,295
Cash flows provided from (used for) financing activities:
Dividends paid to shareholders	(13,842,942)
Net increase in bank loan	12,500,000
Interest paid on bank loan	(739,505)
Net cash used for financing activities	(2,082,447)
Effect of exchange rate on cash	893
Net increase in cash	895,741
Cash at beginning of the year	74,600
Cash and foreign currency at end of the year	$970,341
Reconciliation of net increase in net assets resulting from operations to net cash provided from operating activities:
Net increase in net assets resulting from operations	$26,059,620
Accretion of bond discount, net	(318,587)
Interest expense, loan commitment and other loan fees	751,199
Increase in investments, at cost	(14,438,855)
Net change in unrealized appreciation/depreciation of investments	(8,358,612)
Net change in unrealized appreciation/depreciation of forward foreign currency contracts and other assets and liabilities denominated in foreign currency	10,637
Decrease in receivable for interest	273,992
Increase in receivable for foreign tax reclaims	(3,348)
Decrease in other assets	10,130
Decrease in payable for investments purchased	(1,033,394)
Increase in payable to investment manager and administrator	9,228
Increase in accrued expenses and other liabilities	15,285
Net cash provided from operating activities	$2,977,295
Non-cash financing transactions:
Reinvestment of dividends	$896,977

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended
May 31, 2011
Net asset value, beginning of year	$2.07
Net investment income[1]	0.23
Net realized and unrealized gains (losses)	0.19
Net increase (decrease) from operations	0.42
Dividends from net investment income	(0.24)
Net asset value, end of year	$2.25
Market value, end of year	$2.57
Total net asset value return[2]	21.12%
Total market price return[3]	38.87%
Ratios to average net assets:
Expenses before fee waivers by investment manager and administrator including interest expense, loan commitment and other loan fees	1.79%
Expenses after fee waivers by investment manager and administrator including interest expense, loan commitment and other loan fees	1.59%
Expenses after fee waivers by investment manager and administrator excluding interest expense, loan commitment and other loan fees	1.04%
Net investment income	10.44%
Supplemental data:
Net assets, end of year (000's)	$139,530
Portfolio turnover	64%
Asset coverage[4]	$4,283

1  Calculated using the average shares method.

2  Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at the net asset value but only at market prices.

3  Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.

4  Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

	Years ended May 31,
	2010	2009	2008	2007
Net asset value, beginning of year	$1.70	$3.69	$4.91	$4.82
Net investment income[1]	0.24	0.31	0.48	0.53
Net realized and unrealized gains (losses)	0.35	(1.95)	(1.22)	0.06
Net increase (decrease) from operations	0.59	(1.64)	(0.74)	0.59
Dividends from net investment income	(0.22)	(0.35)	(0.48)	(0.50)
Net asset value, end of year	$2.07	$1.70	$3.69	$4.91
Market value, end of year	$2.06	$1.52	$3.60	$5.14
Total net asset value return[2]	35.95%	(45.30)%	(15.41)%	12.93%
Total market price return[3]	52.14%	(49.17)%	(21.02)%	19.13%
Ratios to average net assets:
Expenses before fee waivers by investment manager and administrator including interest expense, loan commitment and other loan fees	2.11%	3.46%	3.79%	3.88%
Expenses after fee waivers by investment manager and administrator including interest expense, loan commitment and other loan fees	1.95%	3.46%	3.79%	3.88%
Expenses after fee waivers by investment manager and administrator excluding interest expense, loan commitment and other loan fees	1.13%	1.29%	1.25%	1.20%
Net investment income	11.90%	14.24%	11.59%	10.88%
Supplemental data:
Net assets, end of year (000's)	$127,313	$103,922	$225,898	$299,336
Portfolio turnover	71%	37%	29%	46%
Asset coverage[4]	$5,244	$4,712	$3,177	$3,205

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or

Managed High Yield Plus Fund Inc.

Notes to financial statements

research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange ("NYSE"), which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the

Managed High Yield Plus Fund Inc.

Notes to financial statements

foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB Issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.

Managed High Yield Plus Fund Inc.

Notes to financial statements

GAAP and International Financial Reporting Standards ("IFRS")". ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund's derivative exposure during the year ended May 31, 2011 was limited to forward foreign currency contracts. Details of this disclosure can be found in the Portfolio of investments. The volume of forward foreign

Managed High Yield Plus Fund Inc.

Notes to financial statements

currency contracts that is presented in the Portfolio of investments is consistent with the derivative activity during the year ended May 31, 2011. UBS Global AM is not aware of any credit-risk contingent features on derivative contracts held by the Fund.

Repurchase agreements

The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign

Managed High Yield Plus Fund Inc.

Notes to financial statements

currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realize gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax reporting purposes.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

Investment manager and administrator

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund's effective fee is 0.55% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage from August 1, 2009, through July 31, 2012. At May 31, 2011, the Fund owed UBS Global AM $84,780 for investment management and administration fees, net of fee waivers. For the year ended May 31, 2011, UBS Global AM waived $262,696 of investment management and administration fees from the Fund.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended May 31, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $13,467,422. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the "Facility") pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing plus facility fees. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. ("Adjusted net assets" is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the entire amount of the Facility.

During the year ended May 31, 2011, the Fund borrowed a daily average balance of $39,283,562 at a weighted average borrowing cost of approximately 1.886%.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Purchases and sales of securities

For the year ended May 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $118,584,934 and $106,423,107, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,887,292 shares outstanding at May 31, 2011. Transactions in shares of common stock were as follows:

	Shares	Amount
For the year ended May 31, 2011:
Shares issued through Dividend Reinvestment Plan	404,160	$896,977
For the year ended May 31, 2010:
Shares issued through Dividend Reinvestment Plan	174,482	$370,450

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2011 and May 31, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary Income	$14,739,919	$13,709,317

Managed High Yield Plus Fund Inc.

Notes to financial statements

At May 31, 2011, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$847,351
Accumulated realized capital and other losses	(251,815,296)
Net unrealized appreciation of investments	3,179,561
Total accumulated deficit	$(247,788,384)

At May 31, 2011, the Fund had a net capital loss carryforward of $251,296,646. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2012	$27,212,620
2013	13,297,624
2014	30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$251,296,646

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $95,911,016 of capital loss carryforwards expired unutilized. Also, in accordance with US Treasury regulations, the Fund has elected to defer $518,650 of net realized capital losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on June 1, 2011.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2011, the Fund's undistributed net investment income was increased $43,784, accumulated net realized loss from investments was decreased $95,902,782 and paid-in-capital was decreased $95,946,566. These differences are primarily due to expiration of capital loss carryforwards and non-deductible expenses.

Managed High Yield Plus Fund Inc.

Notes to financial statements

As of and during the year ended May 31, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended May 31, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2011, the results of its

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 26, 2011

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information

The Fund's NYSE trading symbol is "HYF." Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM's web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filling has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Dividend reinvestment plan

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or

Managed High Yield Plus Fund Inc.

General information (unaudited)

elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market

Managed High Yield Plus Fund Inc.

General information (unaudited)

purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Managed High Yield Plus Fund Inc.

General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund's 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I—Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; Class II—Richard R. Burt and Meyer Feldberg; and Class III—Bernard H. Garil and Heather R. Higgins. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director's term of office, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Interested Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg;†† 69 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998; Term expires 2011	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global Asset Management (Americas) Inc. ("UBS Global AM") or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Interested Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Barry M. Mandinach*†††; 55	Director	Since July 2010; Term expires 2013	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Directors

Richard Q. Armstrong; 76 c/o Keith A. Weller UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1998 (Director); Since 2004 (Chairman of the Board of Directors); Term expires 2013	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2013	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 64 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998; Term expires 2011	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc., and The New Germany Fund, Inc.

Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2012	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2012	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*, 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003 to August 2007 and March 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through August 2007 she was a vice president and assistant treasurer of certain UBS funds. From August 2007 to February 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Craig G. Ellinger; 41	Vice President	Since July 2010	Mr. Ellinger is a managing director and the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees high yield, investment grade, and securitized credit research as well as managing the global high yield portfolio management team. He is the chair of various global credit committees and several global fixed income strategy subcommittees and has been with the firm since 2000. Mr. Ellinger is vice president of one investment company (consisting of one portfolio) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Matthew lannucci; 39	Vice President	Since 2009	Mr. lannucci is an executive director (since 2010) (prior to which he was a director) (since 2002) and portfolio manager (since April 2009) of UBS Global AM—Americas region. Prior to that he was a credit analyst for UBS Global AM—Americas region. Mr. lannucci is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM since 2004 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further detailed in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

†††  Mr. Mandinach is deemed an "interested person" of the Fund as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

N. B.—The following privacy notice applies to closed-end fund shares where the investor's holdings are registered directly with the fund's transfer agent and not held through an intermediary (e.g., in "street name").

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Craig Ellinger Vice President

Mark F. Kemper Vice President and Secretary	Matthew Iannucci Vice President

Thomas Disbrow Vice President and Treasurer

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended May 31, 2011 and May 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended May 31, 2011 and May 31, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,783, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of the consolidated 2009 and 2008 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended May 31, 2011 and May 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $17,550 and $17,380, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended May 31, 2011 and May 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)   Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through December 2010)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)          (2)   Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2011 and May 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2011 and May 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2011 and May 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2011 and May 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2011 and May 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2011 and May 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended May 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended May 31, 2011 and May 31, 2010, the aggregate fees billed by E&Y of $210,452 and $126,163, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$21,077	$21,163
Non-Covered Services	189,375	105,000

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is comprised of the following board members:  Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process.  As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor.  Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly.  Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company.  While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance.  UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings.  Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives.  When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals.  In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities.  To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes.  Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)          (1)                                  Names —   Craig Ellinger and Matthew Iannucci provide day-to-day portfolio management for the registrant as a team.

Title — Mr. Ellinger and Mr. Iannucci are each a Vice President of the registrant.

Length of Service — Mr. Ellinger began serving as a portfolio manager for the registrant in June 2010 and became a Vice President in July 2010.  Mr. Iannucci began serving as a portfolio manager for the registrant in April 2010 and became a Vice President in November 2009.  (Mr. Iannucci had been involved with the registrant before being named a portfolio manager.)

Business Experience Last 5 Years (for Mr. Ellinger) — Mr. Ellinger is a managing director and the global head of credit research and global head of high yield at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (since 2008).  In this role, he oversees high yield, investment grade, and securitized credit research as well as managing the global high yield portfolio management team. He is the chair of various global credit committees and several global fixed income strategy subcommittees and has been with the firm since 2000.

Business Experience Last 5 Years (for Mr. Iannucci) — Mr. Iannucci is an executive director (since March 2010) (prior to which he was a director) (since 2002) and portfolio manager (since 2009) of UBS Global AM.  Prior to that, he was a credit analyst of UBS Global AM.

Information in 8(a)(1) is as of August 8, 2011.

(a) (2) (i)  Messrs. Ellinger and Iannucci are primarily responsible for the day-to-day management of other accounts.  Further information is provided below.

(a) (2) (ii) (A)  Registered Investment Companies

Messrs. Ellinger and Iannucci are each responsible for 4 additional Registered Investment Companies and manage (as a team) $380 million in total assets within this category.

(a) (2) (ii) (B)  Other Pooled Investment Vehicles

Messrs. Ellinger and Iannucci are each responsible for 9 Other Pooled Investment Vehicles having approximately $2 billion in total assets (managed as a team).

(a) (2) (ii) (C)  Other accounts

Messrs. Ellinger and Iannucci are each responsible for 5 other accounts totaling approximately $100 million in total assets.

(a) (2) (iii)  Accounts with respect to which an advisory fee is based on the performance of the account.

None.

(a)          (2) (iv)  Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the registrant.  The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2011.)

(a)          (3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability.  They also align the interests of investment professionals with those of clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio managers, has up to three basic components — a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

•              The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.  The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•              Variable compensation is determined annually on a discretionary basis.  It is correlated with the individual’s financial and non-financial contribution as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is liable to change and is delivered in cash and, when over a defined total compensation threshold, deferred.

•              Variable deferred — employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global AM Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares.  The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs.  UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global AM strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global AM.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the registrant versus its benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.  This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communications within and between teams and with portfolio managers.

 (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2011.)

(a)           (4)     Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Managers identified above:

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2011.)

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the

Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)                (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — The registrant has not engaged in such a solicitation during the period covered by this report.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 8, 2011